Exhibit 10.20
REVOLVING LOAN AGREEMENT
GOLDEN EAGLE INSURANCE CORPORATION
Dated as of May 22, 2006
THIS REVOLVING LOAN AGREEMENT (the “Agreement”) is made as of [insert date] by and between GOLDEN EAGLE INSURANCE CORPORATION (the “Company”), a California stock insurance company having its principal office at 525 B Street, San Diego, CA 92101 and LIBERTY MUTUAL INSURANCE COMPANY (the “Lender”), a Massachusetts stock insurance company having its principal office at 175 Berkeley Street, Boston, Massachusetts 02117.
SECTION I
Definitions
     1.1 Definitions.
     All capitalized terms used in this Agreement or in the Notes or in any certificate, report or other document made or delivered pursuant to this Agreement shall have the meanings assigned to them below:
     Business Day. Any day other than a Saturday, a Sunday, a day on which the principal office of the Lender is closed or a day on which commercial banks in Boston are required or authorized to be closed.
     Commitment. $50,000,000
     Interest Period. The period commencing on the date of the Loan and ending on the Termination Date, unless the Company and the Lender mutually agree to an Interest Period of lesser duration.
     Loan. A loan made to the Company by the Lender pursuant to Section II of this Agreement, and “Loans” means all such loans or any of them.
     Note. A promissory note of the Company, substantially in the form of Exhibit A hereto, evidencing the obligation of the Company to repay the Loans.
     Termination Date. May 22, 2011

SECTION II
Amount and Terms of Credit
     2.1 The Loans. Subject to the terms and conditions of this Agreement, the Lender agrees that it may, in its discretion, make Loans to the Company from time to time until the Termination Date. Each such Loan shall be in a minimum principal amount of $25,000 up to but not exceeding in the aggregate unpaid principal balance the Commitment. Loans made pursuant to this Section 2.1 may be borrowed, repaid and reborrowed until the Termination Date.
     2.2. Notice and Method of Borrowing. (a) Whenever the Company desires to obtain a Loan hereunder, the Company shall notify the Lender by telex, telegraph or telephone received no later than 10:00 a.m. (Boston, Massachusetts time) on the day on which the requested Loan is to be made.
     (b) On the date of such Loan the Lender shall make available the amount of such Loan by issuing a check to the Company or by wire transfer to a bank account designated by the Company.
     2.3. The Note. (a) The Loans made by the Lender shall be evidenced by a single Note, payable to the order of the Lender on demand.
     (b) The Lender shall, and is hereby irrevocably authorized by the Company to, endorse on the Schedule I forming a part of the Note appropriate notations evidencing the date, amount and maturity of each Loan to be evidenced by the Note, and the date and amount of each payment of principal made by the Company with respect thereto. The Lender is hereby irrevocably authorized by the Company to attach to and make a part of the Note a continuation of any such Schedule as and when required. No failure on the part of the Lender to make any endorsement of a notation as provided in this subsection (b) shall in any way affect any Loan or obligations of the Company with respect thereto.
     2.4. Payments of Principal. Each Loan shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable thereto.
     2.5. Interest Rate and Payment of Interest. Each Loan shall bear interest on the outstanding principal amount thereof at a rate of interest designated from time to time by the Lender. Such rate shall be fair, reasonable and based upon the Lender’s actual cost of funds; provided, however, such rate shall in no event be greater than the Three Month London Interbank Offered Rate (LIBOR) at the time of the Loan plus .75% per annum. Such interest shall be payable on the last day of the Interest Period applicable to such Loan.

     2.6. Method of Payment. All payments and prepayments of principal and all payments of interest shall be made by the Company to the Lender at 175 Berkeley Street, Boston, Massachusetts in immediately available funds, on or before 2:00 P.M. (Boston time) on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments.
     2.7. Computation of Interest. Interest payable hereunder shall be computed as if each calendar year consisted of 360 days and each calendar month consisted of 30 days. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time.
SECTION III
Defaults
     3. Defaults. During the term of this Agreement and so long as the Lender has any Commitment to lend hereunder or any obligation of the Company with respect to the Loans remains outstanding, the Company covenants that, immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, the Company shall give the Lender written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto. There shall be an Event of Default hereunder if any of the following events occur:
     3.1. the Company shall fail to pay any principal amount of the Loans when due or any interest thereon when due; or
     3.2. the Company shall fail to perform any agreement or covenant contained in this Agreement; or
     3.3. there shall occur a material adverse change in the assets, liabilities, financial condition or business of the Company.
     Upon the occurrence of any Event of Default or at any time thereafter while such Event of Default is continuing, at the Lender’s option and upon the Lender’s declaration, the Lender’s Commitment to make any further Loans hereunder shall terminate, and the unpaid principal amount of the Loans and accrued interest thereon and all other indebtedness of the Company to the Lender hereunder and under the Note shall become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

SECTION IV
MISCELLANEOUS
     4.1. Amendments, Waivers, Etc. Neither this Agreement nor the Note nor any provision hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Lender.
     4.2. California Law. This Agreement and the Notes shall be construed in accordance with and governed by the laws of the State of California.
     4.3. Binding Effect of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of the Company and the Lender and their respective successors and assigns; provided that the Company may not assign or transfer its rights hereunder.
     (b) The Company may, for all purposes of this Agreement, treat the Lender as the holder of the Note drawn to its order (and owner of the Loans evidenced thereby).
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

GOLDEN EAGLE INSURANCE CORPORATION
By:
	Print Name:	Laurance H.S. Yahia
	Title:	Assistant Treasurer

LIBERTY MUTUAL INSURANCE COMPANY
By:
	Print Name:	Laurance H.S. Yahia
	Title:	Sr. Vice President and Treasurer

EXHIBIT A
GOLDEN EAGLE INSURANCE CORPORATION
PROMISSORY NOTE

$50,000,000	May 22, 2006

Boston, Massachusetts
     For value received, the undersigned hereby promises to pay to Liberty Mutual Insurance Company (the “Lender”), or order, at the principal office of the Lender at 175 Berkeley Street, Boston, Massachusetts, the principal amount of FIFTY MILLION DOLLARS ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of all Loans (as defined in the Agreement referred to below) made by the Lender to the undersigned pursuant to the Agreement, on demand in lawful money of the United States and in immediately available funds, and to pay interest on the unpaid principal amount hereof, from time to time outstanding, at said office, in like money and funds, for the period commencing on the date hereof through and including the date when paid in full, at the rates and on the dates provided in the Agreement.
     This note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Revolving Loan Agreement dated as of [insert date] by and between the undersigned and the Lender (herein, as the same may from time to time be amended or extended, referred to as the “Agreement”), but neither this reference to the Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay the principal of and interest on this Note as herein provided.
     In case an Event of Default (as defined in the Agreement) shall occur, the aggregate unpaid principal of plus accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.
     The undersigned may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Agreement.
     The undersigned maker hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.
     This instrument shall be deemed to be an instrument executed under seal and shall be construed in accordance with and governed by the laws of the State of California.

GOLDEN EAGLE INSURANCE CORPORATION
By:
Laurance H.S. Yahia
Assistant Treasurer

SCHEDULE I TO PROMISSORY NOTE

	AMOUNT	INTEREST	REPAID OR	NOTATION
DATE	OF LOAN	PERIOD	CONVERTED	MADE BY

GOLDEN EAGLE INSURANCE CORPORATION
PROMISSORY NOTE

$50,000,000	May 22, 2006

Boston, Massachusetts
     For value received, the undersigned hereby promises to pay to Liberty Mutual Insurance Company (the “Lender”), or order, at the principal office of the Lender at 175 Berkeley Street, Boston, Massachusetts, the principal amount of FIFTY MILLION DOLLARS ($50,000,000) or such lesser amount as shall equal the aggregate unpaid principal amount of all Loans (as defined in the Agreement referred to below) made by the Lender to the undersigned pursuant to the Agreement, on demand in lawful money of the United States and in immediately available funds, and to pay interest on the unpaid principal amount hereof, from time to time outstanding, at said office, in like money and funds, for the period commencing on the date hereof through and including the date when paid in full, at the rates and on the dates provided in the Agreement.
     This note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Revolving Loan Agreement dated as of May 22, 2006 by and between the undersigned and the Lender (herein, as the same may from time to time be amended or extended, referred to as the “Agreement”), but neither this reference to the Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay the principal of and interest on this Note as herein provided.
     In case an Event of Default (as defined in the Agreement) shall occur, the aggregate unpaid principal of plus accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.
     The undersigned may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Agreement.
     The undersigned maker hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.
     This instrument shall be deemed to be an instrument executed under seal and shall be construed in accordance with and governed by the laws of the State of California.

GOLDEN EAGLE INSURANCE CORPORATION
By:
Laurance H.S. Yahia
Assistant Treasurer

SCHEDULE I TO PROMISSORY NOTE

	AMOUNT	INTEREST	REPAID OR	NOTATION
DATE	OF LOAN	PERIOD	CONVERTED	MADE BY